Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Senior Loans 35.1% (b)(c)(d)
Automobiles & Components 0.3%
Clarios Global, LP, 1st Lien Term Loan, 1M LIBOR + 3.25%, 8.09%, 04/30/2026	$1,000	$992

Capital Goods 5.1%
Chart Industries, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 8.59%, 12/08/2029	3,300	3,288
Gates Global, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.31%, 11/16/2029	2,985	2,974
Illuminate Merger Sub Corp., 2nd Lien Term Loan, 1M LIBOR + 6.75%, 11.59%, 07/23/2029	1,848	1,443
Pike Corp., 1st Lien Term Loan, 01/21/2028 (e)	3,000	2,980
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M SOFR + 3.75%, 8.73%, 02/16/2028	2,791	2,740
Tutor Perini Corp., 1st Lien Term Loan, 1M LIBOR + 4.75%, 9.61%, 08/18/2027	2,985	2,770
		16,195
Commercial & Professional Services 1.8%
Indy US Bidco, LLC, 1st Lien Term Loan, 1M SOFR + 6.25%, 11.06%, 03/06/2028	979	849
Nielsen Consumer, Inc., 1st Lien Term Loan, 03/06/2028 (e)	2,021	1,750
Restaurant Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.15%, 04/02/2029	3,019	2,980
		5,579
Consumer Durables & Apparel 1.9%
Hanesbrands, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 8.56%, 03/08/2030 (f)	2,540	2,528
Topgolf Callaway Brands Corp., 1st Lien Term Loan (Canada), 3M SOFR + 3.50%, 8.26%, 03/15/2030	3,500	3,474
		6,002
Consumer Services 5.4%
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 14.16%, 03/08/2024	1,975	1,797
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 8.81%, 01/27/2029	1,238	1,216
Global Education Management Systems Establishment, 1st Lien Term Loan (Cayman Islands), 3M LIBOR + 5.00%, 10.24%, 07/31/2026	3,526	3,522
Great Canadian Gaming Corp., 1st Lien Term Loan (Canada), 3M LIBOR + 4.00%, 8.95%, 11/01/2026	2,501	2,479
IRB Holding Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 7.77%, 12/15/2027	728	715
Penn National Gaming, Inc., 1st Lien Term Loan, 05/03/2029 (e)	3,000	2,989
Whatabrands, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 8.09%, 08/03/2028	2,487	2,458
Wyndham Hotels and Resorts, Inc., 1st Lien Term Loan, 3M SOFR + 1.75%, 6.66%, 04/08/2027 (f)	2,000	1,980
		17,156
Energy 1.5%
Gulf Finance, LLC, 1st Lien Term Loan, 1M SOFR + 6.75%, 11.60%, 08/25/2026	2,992	2,898
Whitewater Whistler Holdings, LLC, 1st Lien Term Loan, 3M SOFR + 3.25%, 8.01%, 02/15/2030 (e)	1,750	1,741
		4,639
Financial Services 0.5%
Axalta Coating Systems Dutch Holding B B.V, 1st Lien Term Loan (Netherlands), 3M SOFR + 3.00%, 7.90%, 12/20/2029	1,444	1,444

Food & Beverage 2.2%
Chobani, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.42%, 10/25/2027	2,985	2,955
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 4.75%, 9.68%, 10/27/2027 (f)	2,985	2,742
Woof Holdings, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.25%, 11.60%, 12/21/2028 (f)	1,635	1,406
		7,103
Healthcare Equipment & Services 1.5%
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 3M SOFR + 3.25%, 8.46%, 05/10/2027	2,482	2,407
MDVIP, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 11.34%, 10/15/2029 (f)	2,796	2,461
		4,868
Materials 2.3%
Ineos US Finance LLC, 1st Lien Term Loan, 11/08/2027 (e)	€1,102	1,188
Ineos US Finance, LLC, 1st Lien Term Loan, 02/18/2030 (e)	$1,500	1,490
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 03/02/2028 (e)(f)	1,000	996

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Senior Loans 35.1% (b)(c)(d) (continued)
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 3M LIBOR + 2.75%, 7.53%, 10/01/2025	$3,478	$3,446
		7,120
Media & Entertainment 3.2%
AVSC Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.25%, 8.06%, 03/03/2025 (e)	789	755
Creative Artists Agency, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.31%, 11/27/2028	2,250	2,240
Formula One Holdings, Ltd., 1st Lien Term Loan (Great Britain), 1M SOFR + 3.25%, 8.06%, 01/15/2030	2,000	2,001
Lamar Media Corp., 1st Lien Term Loan, 1M LIBOR + 1.50%, 6.28%, 02/05/2027	1,035	1,012
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.15%, 06/24/2029	995	985
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan, 1M LIBOR + 2.75%, 7.60%, 05/18/2025	2,990	2,962
		9,955
Software & Services 5.3%
Asurion, LLC, 1st Lien Term Loan, 3M SOFR + 4.00%, 8.91%, 08/19/2028	3,483	3,206
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 4.25%, 9.16%, 08/19/2028	1,000	925
Byju's Alpha, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 12.93%, 11/24/2026	1,157	937
CDK Global Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.15%, 07/06/2029	2,615	2,603
Ivanti Software, Inc., 1st Lien Revolving Loan, PRIME + 2.75%, 10.75%, 12/01/2025 (f)(g)	250	(39)
Open Text Corp., 1st Lien Term Loan (Canada), 1M SOFR + 3.25%, 8.16%, 01/31/2030 (e)	4,042	4,026
Proofpoint, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.25%, 11.09%, 08/31/2029 (f)	3,000	3,000
Quest Software US Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 12.33%, 02/01/2030	1,584	1,125
Tibco Software, Inc., 2nd Lien Term Loan, 3M SOFR + 4.32%, 9.32%, 09/28/2029 (f)	965	772
		16,555
Telecommunication Services 0.9%
CenturyLink, Inc., 1st Lien Term Loan, 1M SOFR + 2.00%, 6.92%, 01/31/2025	2,956	2,708

Transportation 2.2%
American Airlines, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 9.56%, 04/20/2028	3,846	3,900
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 8.56%, 10/20/2027	1,900	1,967
Uber Technologies, Inc., 1st Lien Term Loan, 03/03/2030 (e)	995	992
		6,859
Utilities 1.0%
CQP Holdco, LP, 1st Lien Term Loan, 3M LIBOR + 3.50%, 8.66%, 06/05/2028	3,292	3,262
Total Senior Loans (Cost: $112,741)		110,437

Corporate Bonds 70.5%
Automobiles & Components 1.1%
Clarios Global, LP, 6.75%, 05/15/2025 (c)	2,000	2,021
Clarios Global, LP, 8.50%, 05/15/2027 (c)	1,500	1,506
		3,527
Capital Goods 5.5%
Chart Industries, Inc., 7.50%, 01/01/2030 (c)	1,000	1,033
Chart Industries, Inc., 9.50%, 01/01/2031 (c)	250	264
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (c)	2,500	1,838
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026 (c)	3,000	2,745
TransDigm, Inc., 8.00%, 12/15/2025 (c)	5,000	5,100
Tutor Perini Corp., 6.88%, 05/01/2025 (c)	1,000	705
United Rentals North America, Inc., 6.00%, 12/15/2029 (c)	2,791	2,829
VistaJet Malta Finance PLC, (Switzerland), 6.38%, 02/01/2030 (c)	2,000	1,782
VistaJet Malta Finance PLC, (Switzerland), 7.88%, 05/01/2027 (c)	1,000	967
		17,263
Commercial & Professional Services 0.5%
Clean Harbors, Inc., 6.38%, 02/01/2031 (c)	1,600	1,633

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds (continued)
Consumer Discretionary Distribution & Retail 1.4%
Bath & Body Works, Inc., 6.63%, 10/01/2030 (c)	$1,000	$975
Bath & Body Works, Inc., 9.38%, 07/01/2025 (c)	1,151	1,230
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	2,243
		4,448
Consumer Durables & Apparel 0.9%
Ashton Woods USA, LLC, 6.63%, 01/15/2028 (c)	$3,000	2,720

Consumer Services 9.5%
Caesars Entertainment, Inc., 6.25%, 07/01/2025 (c)	3,250	3,250
Caesars Entertainment, Inc., 8.13%, 07/01/2027 (c)	2,773	2,829
Caesars Resort Collection, LLC, 5.75%, 07/01/2025 (c)	1,000	1,000
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026 (c)	1,250	1,217
Golden Entertainment, Inc., 7.63%, 04/15/2026 (c)	3,750	3,782
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028 (c)	3,500	3,500
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025 (c)	2,861	2,882
IRB Holding Corp., 7.00%, 06/15/2025 (c)	1,173	1,177
MGM Resorts International, 6.75%, 05/01/2025	4,000	4,030
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (c)	2,517	2,543
VICI Properties LP, 5.63%, 05/01/2024 (c)	888	880
VICI Properties LP, 5.75%, 02/01/2027 (c)	3,000	2,945
		30,035
Consumer Staples Distribution & Retail 0.5%
Albertsons Cos., Inc., 7.50%, 03/15/2026 (c)	1,500	1,552

Energy 12.7%
Antero Resources Corp., 7.63%, 02/01/2029 (c)	2,222	2,273
Blue Racer Midstream, LLC, 6.63%, 07/15/2026 (c)	1,500	1,455
Blue Racer Midstream, LLC, 7.63%, 12/15/2025 (c)	2,000	1,980
Citgo Holding, Inc., 9.25%, 08/01/2024 (c)	1,750	1,753
Citgo Petroleum Corp., 7.00%, 06/15/2025 (c)	2,250	2,220
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,737
Enviva Partners, LP, 6.50%, 01/15/2026 (c)	2,500	2,275
EQM Midstream Partners, LP, 6.50%, 07/01/2027 (c)	750	727
EQM Midstream Partners, LP, 6.50%, 07/15/2048	2,500	1,926
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026 (c)	1,500	1,391
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027 (c)	1,500	1,426
NGL Energy Operating, LLC, 7.50%, 02/01/2026 (c)	3,095	2,987
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,034
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025 (c)	3,000	2,999
Transocean, Inc., (Cayman Islands), 6.80%, 03/15/2038	750	519
Transocean, Inc., (Cayman Islands), 8.75%, 02/15/2030 (c)	750	765
Transocean, Inc., (Cayman Islands), 11.50%, 01/30/2027 (c)	750	775
Western Midstream Operating, LP, 5.50%, 02/01/2050	2,125	1,816
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,804
		39,862
Equity Real Estate Investment Trusts (REITs) 1.7%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026 (c)	2,500	2,236
Iron Mountain, Inc., 5.63%, 07/15/2032 (c)	3,500	3,197
		5,433
Financial Services 2.2%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,098
Ford Motor Credit Co., LLC, 5.13%, 06/16/2025	1,000	979
Ford Motor Credit Co., LLC, 5.58%, 03/18/2024	1,000	993
Ford Motor Credit Co., LLC, 7.35%, 11/04/2027	1,465	1,513

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds (continued)
TK Elevator Holdco GmbH, (Germany), 7.63%, 07/15/2028 (c)	$1,594	$1,375
		6,958
Healthcare Equipment & Services 2.5%
HCA, Inc., 7.69%, 06/15/2025	4,750	4,909
RegionalCare Hospital Partners Holdings, Inc., 9.75%, 12/01/2026 (c)	3,750	3,033
		7,942
Materials 8.1%
Avient Corp., 7.13%, 08/01/2030 (c)	1,500	1,547
Celanese US Holdings, LLC, 5.90%, 07/05/2024	1,500	1,500
Celanese US Holdings, LLC, 6.05%, 03/15/2025	1,500	1,506
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,597
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026 (c)	1,250	1,213
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027 (c)	2,500	2,426
Kobe US Midco 2, Inc., 9.25%, 11/01/2026 (c)(h)	1,334	961
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (c)	3,000	2,995
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (c)	1,500	1,502
Sealed Air Corp., 6.13%, 02/01/2028 (c)	1,600	1,612
Summit Materials, LLC, 6.50%, 03/15/2027 (c)	2,750	2,724
Trident TPI Holdings, Inc., 9.25%, 08/01/2024 (c)	2,936	2,906
		25,489
Media & Entertainment 7.7%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029 (c)	3,500	2,783
Belo Corp., 7.25%, 09/15/2027	3,250	3,047
CCO Holdings, LLC, 6.38%, 09/01/2029 (c)	4,000	3,820
CSC Holdings, LLC, 6.50%, 02/01/2029 (c)	1,000	823
CSC Holdings, LLC, 7.50%, 04/01/2028 (c)	3,000	1,913
Gray Television, Inc., 7.00%, 05/15/2027 (c)	4,500	3,768
Live Nation Entertainment, Inc., 6.50%, 05/15/2027 (c)	3,250	3,287
Nexstar Media, Inc., 5.63%, 07/15/2027 (c)	2,000	1,856
Univision Communications, Inc., 6.63%, 06/01/2027 (c)	1,500	1,422
Univision Communications, Inc., 7.38%, 06/30/2030 (c)	1,500	1,418
		24,137
Semiconductors & Semiconductor Equipment 0.8%
Amkor Technology, Inc., 6.63%, 09/15/2027 (c)	2,500	2,500

Software & Services 1.6%
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,728
Sabre GLBL, Inc., 7.38%, 09/01/2025 (c)	2,750	2,457
		5,185
Technology Hardware & Equipment 2.3%
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,410
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,574
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	3,500	3,195
		7,179
Telecommunication Services 6.3%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027 (c)	3,299	2,524
Altice France S.A., (France), 8.13%, 02/01/2027 (c)	500	463
AT&T, Inc., 3.50%, 06/01/2041	2,500	1,970
Connect Finco SARL, (Cayman Islands), 6.75%, 10/01/2026 (c)	2,450	2,303
Iliad Holding SASU, (France), 6.50%, 10/15/2026 (c)	3,000	2,859
Iliad Holding SASU, (France), 7.00%, 10/15/2028 (c)	1,000	949
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027 (c)	2,500	2,329

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Corporate Bonds (continued)
Sprint, LLC, 7.63%, 03/01/2026	$5,250	$5,554
Telesat Canada, (Canada), 5.63%, 12/06/2026 (c)	1,000	525
Telesat Canada, (Canada), 6.50%, 10/15/2027 (c)	913	283
		19,759
Transportation 4.3%
American Airlines, Inc., 11.75%, 07/15/2025 (c)	750	821
GLP Capital, LP, 5.38%, 04/15/2026	3,000	2,910
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027 (c)	4,250	4,236
Uber Technologies, Inc., 7.50%, 05/15/2025 (c)	3,000	3,047
Uber Technologies, Inc., 7.50%, 09/15/2027 (c)	1,000	1,031
Uber Technologies, Inc., 8.00%, 11/01/2026 (c)	1,500	1,538
		13,583
Utilities 0.9%
Vistra Operations Co., LLC, 5.50%, 09/01/2026 (c)	2,000	1,942
Vistra Operations Co., LLC, 5.63%, 02/15/2027 (c)	750	728
		2,670
Total Corporate Bonds (Cost: $235,963)		221,875

Collateralized Loan Obligations 47.5% (c)(f)
Collateralized Loan Obligations - Debt 34.6% (d)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 10.60%, 04/30/2031	2,000	1,712
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 10.32%, 04/25/2031	3,000	2,551
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 13.01%, 11/27/2031	775	445
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.86%, 11.68%, 07/25/2034	3,000	2,762
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 11.11%, 10/17/2032	2,500	2,170
Bain Capital Credit CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.99%, 12.66%, 04/23/2035	1,000	898
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 13.05%, 04/18/2033	3,000	2,863
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 11.32%, 10/23/2034	2,000	1,759
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 11.44%, 10/15/2036	1,000	915
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 10.54%, 07/15/2031	750	605
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 10.81%, 04/20/2031	3,000	2,483
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.50%, 11.31%, 10/20/2034	1,000	895
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 12.11%, 04/20/2034	1,750	1,605
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 11.39%, 10/15/2034	1,500	1,381
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 11.04%, 10/15/2034	2,000	1,804
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.35%, 11.17%, 01/23/2035	2,406	2,147
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 11.17%, 10/23/2031	2,000	1,452
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 12.16%, 04/20/2030	3,875	2,608
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 10.69%, 04/15/2031	5,000	3,626
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 10.33%, 04/15/2029	2,000	1,752
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 10.61%, 08/15/2031	3,000	2,519
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 10.64%, 10/15/2030	3,000	2,526
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 11.29%, 10/15/2035	2,000	1,780
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 12.52%, 10/20/2033	3,000	2,876
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 11.61%, 04/20/2034	1,500	1,429
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 11.31%, 10/20/2034	1,750	1,620
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 10.81%, 01/20/2034	1,000	926
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 12.81%, 01/20/2034	1,000	851
Elmwood CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.55%, 12.96%, 10/17/2034	1,700	1,692
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 11.76%, 10/20/2034	1,000	932
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 12.16%, 01/28/2030	2,000	1,527
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 10.57%, 07/22/2031	1,200	879
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.94%, 07/15/2034	1,000	894
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 10.79%, 10/15/2031	3,750	2,826
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 11.86%, 10/20/2029	3,000	2,158

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations 47.5% (c)(f) (continued)
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 12.59%, 10/22/2030	$2,500	$1,926
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 11.30%, 07/29/2030	1,500	1,413
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.60%, 12.39%, 07/15/2030	1,000	812
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 11.02%, 01/22/2031	3,000	2,745
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 10.91%, 04/20/2032	1,500	1,409
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 11.71%, 04/15/2035	1,000	944
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.94%, 07/15/2033	1,000	922
Madison Park Funding, Ltd., (Cayman Islands), 04/21/2035 (e)	1,500	1,308
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 11.19%, 04/17/2034	2,000	1,845
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 11.06%, 04/15/2035	1,500	1,359
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 10.65%, 06/15/2031	2,000	1,463
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 11.06%, 04/20/2034	1,500	1,389
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 11.56%, 04/15/2031	2,000	1,737
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 11.06%, 07/02/2035	1,000	920
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 11.22%, 10/22/2036	1,000	933
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 11.17%, 02/20/2034	3,000	2,761
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 12.71%, 01/20/2032	2,750	2,218
Sixth Street CLO XX, Ltd, (Cayman Islands), 3M LIBOR + 6.15%, 10.96%, 10/20/2034	1,250	1,153
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.86%, 11.67%, 07/20/2034	1,000	835
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 11.16%, 04/20/2034	2,000	1,820
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 10.95%, 01/29/2032	3,000	2,691
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 11.04%, 01/15/2034	2,250	2,031
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 10.99%, 04/15/2034	1,250	1,153
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 11.07%, 04/25/2032	1,000	902
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 11.53%, 10/20/2028	700	562
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 11.16%, 07/20/2030	2,025	1,394
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 11.73%, 04/20/2032	2,000	1,411
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 11.00%, 10/20/2031	3,000	2,296
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 6.16%, 10.79%, 10/18/2031	2,750	2,330
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 11.01%, 10/20/2031	3,000	2,248
		108,798
Collateralized Loan Obligations - Equity 12.9%
AIMCO CLO XI, Ltd., (Cayman Islands), 25.85%, 10/17/2034	1,985	1,780
AIMCO CLO XVI, Ltd., (Cayman Islands), 14.99%, 01/17/2035	1,150	941
Allegro CLO V, Ltd., (Cayman Islands), 5.30%, 10/16/2030	2,000	381
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 44.60%, 07/19/2034	1,250	827
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 17.53%, 04/18/2035	1,500	926
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 21.05%, 04/15/2032	1,000	515
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 12.44%, 10/15/2030	3,223	1,324
Cedar Funding CLO V, Ltd., (Cayman Islands), 18.03%, 07/17/2031	2,546	1,608
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 17.99%, 10/17/2034	2,930	1,350
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 18.66%, 01/15/2032	375	180
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 19.90%, 10/20/2034	1,750	1,385
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 19.46%, 07/15/2034	2,250	1,692
Dryden 98 CLO, Ltd., (Cayman Islands), 20.23%, 04/20/2035	1,100	841
Elmwood CLO XI, Ltd., (Cayman Islands), 18.35%, 10/20/2034	1,200	1,073
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 4.77%, 06/25/2029	1,750	291
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 15.55%, 04/17/2034	2,000	1,242
Invesco CLO 2021-3, Ltd., (Cayman Islands), 15.21%, 10/22/2034	1,130	762
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	113	34
LCM XV, LP, (Cayman Islands), 1.58%, 07/20/2030	5,875	548
Madison Park Funding LIII, Ltd., (Cayman Islands), 18.18%, 04/21/2035	1,000	846
Madison Park Funding LIX, Ltd., (Cayman Islands), 15.2%, 01/18/2034	2,250	1,794
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	106
Madison Park Funding XXII, Ltd., (Cayman Islands), 22.22%, 01/15/2033	4,000	2,423
Madison Park Funding XXXI, Ltd., (Cayman Islands), 17.63%, 01/23/2048	2,000	1,318
Madison Park Funding XXXII, Ltd., (Cayman Islands), 26.54%, 01/22/2048	2,000	1,183

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

	Principal Amount (a)	Value (a)
Collateralized Loan Obligations 47.5% (c)(f) (continued)
Magnetite XXVIII, Ltd., (Cayman Islands), 20.65%, 01/20/2035	$2,500	$2,070
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	245
OHA Credit Partners VII, Ltd., (Cayman Islands), 21.25%, 02/20/2034	2,672	1,300
OHA Credit Partners XVI, (Cayman Islands), 16.71%, 10/18/2034	1,635	1,249
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 20.13%, 01/20/2033	3,250	2,119
RR 19, Ltd., (Cayman Islands), 15.49%, 10/15/2035	2,350	1,733
Signal Peak CLO V, Ltd., (Cayman Islands), 10.57%, 04/25/2031	2,568	1,007
Signal Peak CLO VIII, Ltd., (Cayman Islands), 17.76%, 04/20/2033	4,000	2,848
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 10.46%, 01/20/2032	3,000	827
Wellman Park CLO, Ltd., (Cayman Islands), 11.48%, 07/15/2034	7,500	1,850
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	—
		40,618
Total Collateralized Loan Obligations (Cost: $178,637)		149,416
Total Investments - 153.1% (Cost: $527,341)		$481,728
Liabilities in Excess of Other Assets - (53.1%)		(167,151)
Net Assets - 100.0%		$314,577

Footnotes:

(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.
(b)	Variable rate loans bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR"), the Secured Overnight Financing Rate ("SOFR"), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually, semi-annually, quarterly, bi-monthly, monthly or daily. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.
(c)	Senior Loans, Collateralized Loan Obligations and Corporate Bonds exempt from registration under Rule 144A, which as of March 31, 2023 represented 132.6% of the Fund's net assets or 86.6% of the Fund's total assets, are subject to legal restrictions on sales.
(d)	Variable rate coupon rate shown as of March 31, 2023.
(e)	This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Schedule of Investments).
(g)	As of March 31, 2023, the Fund has entered into the following commitment to fund a revolving senior secured loan. Such commitment is subject to the satisfaction of certain conditions set forth in the documents governing this loan and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Schedule of Investments for further information on revolving loan commitments.

Unfunded Security	Total Revolving commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$14	$236

(h)	Includes a Payment-In-Kind (“PIK”) provision.

As of March 31, 2023, the aggregate cost of securities for Federal income tax purposes was $527,460.

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$3,038
Gross unrealized depreciation	(48,772)
Net unrealized depreciation	$(45,734)

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) March 31, 2023 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Currencies:
£	British Pounds
€	Euro Currency
$	U.S. Dollars

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments
March 31, 2023 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on November 27, 2012.

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”) on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation (“Ares Management”), provides certain administrative and other services necessary for the Fund to operate.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying schedule of investments have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2023 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2023 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

(3) Fair Value of Financial Instruments

Effective October 1, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Fund’s board of directors selected the Fund’s Adviser as the Fund’s valuation designee to perform the fair value determinations held by the Fund without readily available market quotations.

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, the Fund’s Adviser evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2023 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of March 31, 2023 in valuing the Fund's investments carried at fair value:

	Level 1 - Quoted Prices ($)	Level 2 - Other Significant Observable Inputs ($)	Level 3 - Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	94,591	15,846	110,437
Corporate Bonds	—	221,875	—	221,875
Collateralized Loan Obligations	—	—	149,416	149,416
Total Investments	—	316,466	165,262	481,728

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended March 31, 2023:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of December 31, 2022	13,579	148,479	162,058
Purchases	3,522	1,308	4,830
Sales and principal redemptions	(8)	(859)	(867)
Net realized and unrealized gains/(losses)	142	470	612
Accrued discounts/(premiums)	—	18	18
Transfers in to Level 3	1,472	—	1,472
Transfers out of Level 3	(2,861)	—	(2,861)
Balance as of March 31, 2023	15,846	149,416	165,262
Net change in unrealized gains/(losses) from investments held at March 31, 2023	2,259	938	3,197

Investments were transferred into and out of Level 3 during the period ended March 31, 2023 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
March 31, 2023 (Unaudited)
(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of March 31, 2023.

			Unobservable Input
Type	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average(a)
Senior Loans	12,113	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Senior Loans	3,733	Yield Analysis	Market Yield	11.44%-17.43%	11.96%
Collateralized Loan Obligations	148,108	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	1,308	Transaction Cost	N/A	N/A	N/A
Total Level 3 Investments	165,262

(a)  Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.